BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER 3549101
OFFICE USE ONLY

RECEIVED
OCT 25 2004
Gold Commissioner's Office
VANCOUVER, B.C.
$40.00
RECORDING STAMP

Mineral Tenure Act
SECTION 57 & 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral ☐ Placer

MINING DIVISION: Skeena

SELLER

I, Teuton Resources Corp.
(Full Name)
307-675 W. Hastings St.
(Mailing Address)
Vancouver, B.C
(City) (Province)
V6B 1N2 604 682-3680
(Postal Code) (Telephone)
Client Number: 126630

PURCHASER

Paul Brock
(Full Name)
321-255 Newport Drive
(Mailing Address)
Port Moody BC
(City) (Province)
V3H 5H1 604 339 7401
(Postal Code) (Telephone)
Client Number: 147186

For and in consideration of the sum of ONE dollars ($ 1.00)

paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
Tetrahedrite 1	409103	100
Tetrahedrite 2	409104	100
Tetrahedrite 3	409105	100
Tetrahedrite 4	409106	100

Oct 25, 2004
(Date)
[signature]
(Signature of Witness)

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

[signature]
(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTB 1-5 Rev. 09/97